UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 7, 2010

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On January 7, 2010, VIVUS, Inc. (the “Company”) issued a press release titled “VIVUS Announces Positive Results From Phase 2 Study of Qnexa in Obstructive Sleep Apnea.”  A copy of the press release is attached hereto as Exhibit 99.1.

As previously announced, on January 7, 2010 at 8:30 a.m. Eastern Time, the Company will host a conference call and webcast discussion of the Qnexa Phase 2 results.  A copy of the Qnexa Obstructive Sleep Apnea Phase 2 Results (OB-204) slides to be presented on the conference call and included with the webcast is attached hereto as Exhibit 99.2.  The conference call information is 1-888-806-6202 for domestic callers and 1-913-312-6680 for international callers.  The webcast information is http://ir.vivus.com.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 7, 2010
99.2	Qnexa Obstructive Sleep Apnea Phase 2 Results (OB-204) Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Lee B. Perry
Lee B. Perry Vice President and Chief Accounting Officer

Date: January 7, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 7, 2010
99.2	Qnexa Obstructive Sleep Apnea Phase 2 Results (OB-204) Slide Presentation